                                                                    Exhibit 10.3
                  IRREVOCABLE NON-QUALIFIED OPTION AGREEMENT


     This Irrevocable Non-Qualified Option Agreement ("Agreement") is entered into and is effective as of June 25, 1998, between NETIVATION, INC., a Nevada corporation, (the "Corporation") and IDAHO CONSULTING INTERNATIONAL ("ICI"), an Idaho sole proprietorship.

                               R E C I T A L S :

     A. ICI has provided consulting services to the Corporation regarding the Corporation's business and equity capitalization.

     B. The Corporation has agreed to compensate ICI for those services by granting ICI an option to purchase shares of the Corporation's stock.

     C. The parties wish to now specify the terms and conditions relating to the option to be granted to ICI.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth below, the above recitals (which are a material part hereof and incorporated herein by reference), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and ICI agree as follows:

     1.  Grant of Option Rights.

     The Corporation grants to ICI an option (the "Option Rights") to purchase 250,000 shares of the common stock of the Corporation (the "Option Shares") under and subject to the terms and conditions of this Agreement.

     2.  Terms of Option Rights.

     The Option Rights have vested in ICI, and may be exercised in accordance with the terms of this Agreement.

     3.  Irrevocable and Assignable.

         3.1 Subject to the express terms hereof, the Option Rights are irrevocable by the Corporation and the Option Rights shall be freely assignable or transferable by ICI as if the shares of stock were issued. Provided, however, that ICI will not assign or transfer the Option Rights unless it does so at its own expense and in accordance with applicable federal and state securities laws and regulations.

         3.2 ICI will be assigning one-half (1/2) of the Option Rights to Moffatt, Thomas, Barrett, Rock & Fields, Chtd. ("Moffatt") for the legal services Moffatt has rendered to the Corporation and ICI. Moffatt will receive those rights in full substitution of ICI as if Moffatt were a party to this Agreement.

     4.  Exercise of Option.

     ICI may exercise its Option Rights as to all or any part of its Option Shares by delivering to the Corporation at its corporate headquarters, or such other location as the Corporation may designate from time to time, written notice of the intention to purchase Option Shares together with the sum of One and One-Half Cents ($.015) per Option Share to be purchased (the "Option Price"). Option Shares may not be purchased in increments of less than 1,000 shares, unless it is for the purchase of all the remaining Option Shares.

     5.  Issuance of Option Shares.

     Upon receipt of the items and information specified in Section 4, the Corporation shall issue the requisite Option Shares and record the issuance in its stock register accordingly; provided, however, the Corporation shall have no obligation to issue fractional shares; and provided further that stock certificates issued shall bear any restrictive legend required by any agreement among the Corporation's shareholders or by pertinent law.

     6.  Restrictive Legend.

     This Agreement has not been registered under the Securities Act of 1933 or any state securities act. Any transfer of this Agreement or the Option Rights will be invalid unless a registration statement under said act(s) is in effect as to such transfer or, in the opinion of the Corporation's counsel, such registration is unnecessary in order for such transfer to comply with said act(s).

     The above legend may be required on any shares of stock issued pursuant to this Agreement if the stock is deemed by the Corporation to be "restricted securities" at the time of issuance.

     7.  Conditions Applying to the Option Shares.

         7.1 If the Corporation subsequently authorizes or issues other classes of common stock during the term hereof, the Option Shares not yet purchased by ICI shall be the kind and amount of shares that ICI would have received had the Option Rights been exercised immediately prior to such event.

         7.2 The Option Shares shall be subject to adjustment from time to time as follows:

             7.2.1 If, at any time before the Option Rights are fully exercised or expire, the total number of shares of the Corporation's common stock outstanding is increased by a stock dividend or subdivision or split-up of such outstanding shares, then concurrently with the effectiveness of such subdivision or split-up, the number of Option Shares not yet purchased by ICI (calculated to the nearest whole share) shall be proportionately increased, and the purchase price per share shall be proportionately decreased.

             7.2.2 If, at any time before the Option Rights are fully exercised or expire, the total number of shares of the Corporation's common stock outstanding is decreased by a combination or reverse stock split of such outstanding shares, then concurrently with the effectiveness of such combination, the number of Option Shares not yet purchased by ICI (calculated to the nearest whole share) shall be proportionately decreased, and the purchase price per share shall be proportionately increased.

         7.3 In the event of any capital reorganization or any reclassification of the Corporation's common stock (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation, or the sale or other disposition of all or substantially all the properties and assets of the Corporation, then after such transaction ICI shall be entitled to receive upon the exercise of the Option Rights, in lieu of each Option Share, the kind and amount of shares of stock, other securities, money or property receivable upon the consummation of such transaction by the holder of one share of common stock of the Corporation issuable under this Agreement, as if the Option Rights had been exercised immediately prior to such transaction.

     8.  Representations of ICI.

     ICI represents that its principals are residents of the state of Idaho as of the effective date of this Agreement. Except as otherwise expressly set forth herein, ICI further represents that the Option Rights and any common stock issued pursuant to those rights will be held for investment and not with an intent to distribute or resell.

     9.  Repurchase of Stock by Corporation.

     In the event that ICI terminates its consulting relationship under the Letter of Understanding with the Corporation, either voluntary or involuntary, ICI will have at its option, five years after such termination effective date, and for a ninety (90) day period, the right to render any or all of its Option Shares back to the Corporation for repurchase on the following formula basis:
The number of Option Shares x 1.25 x the last offering price per share in an offering to unrelated parties. Said repurchase shall be on the following terms:
25% cash and a note for the remaining 75% payable monthly, interest and principal, to ICI by the Corporation on a 5 year amortization at 0.75% interest per month on the unpaid principal until paid in full.


     10. Miscellaneous.

         10.1  Entire Agreement.

     This Agreement constitutes the entire Agreement between the parties and no warranties, agreements or representations have been made or shall be binding upon either party unless herein set forth. This Agreement supersedes all prior agreements, written or oral, between the parties relating to the Corporation's stock. This Agreement shall be binding upon the heirs, personal representatives, successors and assigns of the respective parties hereto.

         10.2   Applicable Law.

         This Agreement shall be construed in accordance with the laws of the state of Idaho.

         10.3   Notices.

         Any notices or other communications required or permitted under this Agreement shall be sufficiently given if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

         Corporation:

                Anthony Paquin, President
                NETIVATION, Inc.
                7950 Meadowlark Way
                Coeur d'Alene, ID 83815

         ICI:

                Managing Principal
                Idaho Consulting International
                P.O. Box 2082
                Boise, ID 83701

         with a copy to:

                Mark A. Ellison
                Moffatt, Thomas, Barrett, Rock & Fields
                P.O. Box 829
                Boise, ID  83701-0829

or other address as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so mailed.

         10.4  Counterparts.

         This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument representing the Agreement among the parties.

         10.5  Further Assurances and Assistance.

         The parties shall execute such further documents necessary to carry out the intent of this Agreement. The parties shall meet and in good faith attempt to resolve any conflicts, disagreements or differences in interpretation concerning this Agreement.

         10.6  Arbitration.

         The parties shall attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement, or the breach, termination, or validity thereof (a "Dispute") promptly by negotiation among the parties. If a Dispute has not been resolved within thirty (30) days by negotiation, the parties shall attempt to mediate the dispute through the selection of a mutually agreeable mediator who shall conduct such mediation in confidence. If a Dispute is not resolved by mediation, then the Dispute shall be settled by arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes by a sole arbitrator. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. __ 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Boise, Idaho. Each party shall be responsible for his own attorney's fees incurred during any phase of dispute resolution.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                                            NETIVATION, INC.


                                            By /s/ Anthony Paquin
                                               ---------------------------
                                               Anthony Paquin, President

                                            IDAHO CONSULTING INTERNATIONAL


                                            By /s/ Drew Wahlin
                                               ---------------------------
                                               Drew Wahlin, Managing Principal

ACKNOWLEDGMENT:
---------------

     Moffatt Thomas hereby acknowledges the terms and conditions of this Agreement and recognizes that the Option Rights assigned to Moffatt Thomas pursuant to Section 3.2 will be subject to the terms and conditions of this Agreement.

                                            MOFFATT THOMAS


                                            By /s/ Paul S. Street
                                               --------------------------
                                               Paul S. Street, President

     AMENDMENT TO IRREVOCABLE NON-QUALIFIED OPTION AGREEMENT

          This Amendment to the Irrevocable Non-Qualified Option Agreement is made and entered into this 26th day of February, 1999, by and between NETIVATION.COM, INC., a Nevada corporation, (the "Corporation") and IDAHO CONSULTING INTERNATIONAL ("ICI"), an Idaho sole proprietorship.

     RECITALS

A. Corporation and ICI entered into an Irrevocable Non-Qualified Option Agreement dated June 25, 1998 (the "Option Agreement") providing ICI an option to purchase 250,000 shares of the common stock of the Corporation.

B. The parties wish to amend the Option Agreement to clarify their understanding that the Corporation is required to repurchase Option Shares only if the Corporation's common stock is not publicly traded and then only during the ninety (90) day period commencing June 26, 2003.

     AGREEMENT

          NOW THEREFORE, in consideration of the above recitals, which are incorporated herein by reference, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Option Agreement as follows:

     1. Section 9 of the Option Agreement shall be amended in its entirety to read as follows:

          9.   REPURCHASE OF STOCK BY CORPORATION.

          ICI will have at its option, during the ninety (90) day period commencing June 26, 2003, the right to tender any or all of its Option Shares back to the Corporation for repurchase on the following formula basis: The number of Option Shares x 1.25 x the last offering price per share in an offering to unrelated parties. Said repurchase shall be on the following terms: 25% cash and a note for the remaining 75% payable monthly, interest and principal, to ICI by the Corporation on a 5 year amortization at 0.75% interest per month on the unpaid principal until paid in full. Provided, however, this Section 9 shall not apply if the Corporation's common stock is publicly traded on a recognized securities exchange or national market system.

     2. In all other respects, the Option Agreement and all its terms remain unchanged.

          IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first written above.

                                    CORPORATION:

                                    NETIVATION.COM, INC.


                                    By /s/ Anthony Paquin
                                       ----------------------------
                                    Anthony Paquin, President


                                    ICI:

                                    IDAHO CONSULTING INTERNATIONAL


                                    By /s/ Drew Wahlin
                                       ----------------------------
                                    Drew Wahlin, Managing Principal



ACKNOWLEDGMENT:

          Moffatt Thomas hereby acknowledges the Amendment to Irrevocable Non-Qualified Option Agreement and recognizes that the Option Rights assigned to Moffatt Thomas will be subject to this Amendment.

                                    MOFFATT THOMAS BARRETT ROCK & FIELDS, CHTD.


                                    By /s/ Morgan W. Richards, Jr.
                                       ----------------------------
                                       Vice-President of the Firm

                           ASSIGNMENT OF AGREEMENT

          For value received, Idaho Consulting International ("ICI") hereby conveys, assigns, and transfers to Moffatt, Thomas, Barrett, Rock & Fields, Chtd., an Idaho professional services corporation ("MTBR&F"), one half of Assignor's right, title, and interest in and to the Irrevocable Non-Qualified Option Agreement (the "Agreement") dated as of June 25, 1998, between ICI and Netivation, Inc., a Novada corporation, together with all rights accrued or to accrue under the Agreement. A true and correct copy of the Agreement is attached as Exhibit A. ICI represents and warrants that it is the sole owner of the Agreement and the rights and interests thereunder, and that it is free to transfer a one half interest in the Agreement to MTBR&F, and that there are no liens, security interests or other encumbrances on said Agreement or the rights and interests thereunder. The execution, delivery, and performance by ICI of this Assignment has been duly validly authorized by all necessary action of ICI.


          Dated: June 25, 1998.



                    Idaho Consulting International


                    BY: /s/ Drew Wahlin
                        ------------------------------
                        Drew Wahlin, Managing Principal


          Acknowledged and Accepted as of July 24, 1998.


                    Netivation, Inc.


                    By: /s/ Anthony Paquin
                        ------------------------------
                        Anthony Paquin, President